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                                                                EXHIBIT 99.3

                             PURCHASE AGREEMENT


                 This PURCHASE AGREEMENT (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement") is made as of this 1st day of June 1996, by and between FORD MOTOR CREDIT COMPANY, a Delaware corporation (the "Seller"), having its principal executive office at The American Road, Dearborn, Michigan 48121, and FORD CREDIT AUTO RECEIVABLES TWO L.P., a Delaware limited partnership (the "Purchaser"), having its principal executive office at The American Road, Dearborn, Michigan 48121.

                 WHEREAS, in the regular course of its business, the Seller purchases certain motor vehicle retail installment sale contracts secured by new and used automobiles and light trucks from motor vehicle dealers.

                 WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the Receivables (as hereinafter defined) are to be conveyed by the Seller to the Purchaser, which Receivables will be transferred by the Purchaser pursuant to the Sale and Servicing Agreement (as hereinafter defined) to the Ford Credit Auto Owner Trust 1996-A to be created pursuant to the Trust Agreement (as hereinafter defined), which Trust will issue notes secured by such Receivables and certain other property of the Trust, pursuant to the Indenture (as hereinafter defined), and will issue certificates representing beneficial interests in such Receivables and certain other property of the Trust, pursuant to the Trust Agreement.

                 NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                   ARTICLE I

                             DEFINITIONS AND USAGE

                 Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein. The term "Seller" herein shall mean Ford Motor Credit Company.
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                                   ARTICLE II

                   CONVEYANCE AND ACQUISITION OF RECEIVABLES

                 2.1      Conveyance and Acquisition of Receivables


                 On the Closing Date, subject to the terms and conditions of this Agreement, the Seller agrees to convey to the Purchaser, and the Purchaser agrees to acquire from the Seller, the Receivables and the other property relating thereto (as defined below).

                          (a)     Conveyance of Receivables.  Effective as of
the Closing Date and simultaneously with the transactions pursu- ant to the Indenture, the Sale and Servicing Agreement and the Trust Agreement, the Seller hereby transfers, assigns and otherwise conveys to the Purchaser, without recourse, all right, title and interest of the Seller, whether now owned or hereafter acquired, in and to the following: (i) the Receivables; (ii) with respect to Precomputed Receivables, monies due thereunder on or after the Cutoff Date (including Payaheads) and, with respect to Simple Interest Receivables, monies due or received thereunder on or after the Cutoff Date (including in each case any monies received prior to the Cutoff Date that are due on or after the Cutoff Date and were not used to reduce the principal balance of the Receivable); (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles; (iv) rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) Dealer Recourse; (vi) all of the Seller's rights to the Receivable Files; (vii) payments and proceeds with respect to the Receivables held by the Seller; (viii) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Seller); (ix) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; and (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in

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respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

                          (b)     Receivables Purchase Price.  In consideration
for the Receivables and other properties described in Section 2.1(a), the Purchaser shall, on the Closing Date, pay to the Seller the Receivables Purchase Price. An amount equal to $1,011,913,300 (representing the proceeds from the sale of the Notes and Certificates offered to the public, plus the amount of the cash capital contribution by the General Partner to the Purchaser on the Closing Date, minus the Reserve Initial Deposit) of the Receivables Purchase Price shall be paid to the Seller in cash. The remaining portion of the Receivables Purchase Price shall be deemed paid and returned to the Purchaser and be considered a contribution to capital. The portion of the Receivables Purchase Price to be paid in cash shall be by federal wire transfer (same day) funds.

                 2.2 The Closing. The conveyance and acquisition of the Receivables shall take place at a closing (the "Closing") at the offices of Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022 on the Closing Date, simultaneously with the closings under: (a) the Sale and Servicing Agreement pursuant to which the Purchaser will assign all of its right, title and interest in, to and under the Receivables and certain other property to the Trust in exchange for the Notes and the Certificates; (b) the Indenture, pursuant to which the Trust will issue the Notes and pledge all of its right, title and interest in, to and under the Receivables and certain other property to secure the Notes; (c) the Trust Agreement, pursuant to which the Trust will issue the Certificates; (d) the Note Underwriting Agreement, pursuant to which the Purchaser will sell to the Note Underwriters the Notes; and (e) the Certificate Underwriting Agreement, pursuant to which the





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Purchaser will sell to the Certificate Underwriter the Certificates.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                 3.1 Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date:

                          (a)     Organization, etc.  The Purchaser has been
duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof and thereof.

                          (b)     Due Authorization and No Violation.  This
Agreement has been duly authorized, executed and delivered by the Purchaser, and is the valid, binding and enforceable obligation of the Purchaser except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles. The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to the Purchaser), or result in the creation or imposi- tion of any lien, charge or encumbrance (in each case material to the Purchaser) upon any of the property or assets of the Purchaser pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument under which the Purchaser is a debtor or guarantor, nor will such action result in any violation of the provisions of the Certificate of Limited Partnership or the Limited Partnership Agreement of the Purchaser.

                          (c)     No Litigation.  No legal or governmental
proceedings are pending to which the Purchaser is a party or of which any property of the Purchaser is the subject, and no such proceedings are threatened or contemplated by governmental authorities or threatened by





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others, other than such proceedings which will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of the Purchaser and will not materially and adversely affect the performance by the Purchaser of its obligations under, or the validity and enforceability of, this Agreement.

                 3.2      Representations and Warranties of the Seller.

                          (a)     The Seller hereby represents and warrants to
the Purchaser as of the date hereof and as of the Closing Date:

                                  (i)      Organization, etc.  The Seller has
         been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and is duly qualified to transact business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification.

                                  (ii)     Power and Authority.  The Seller has
         full power and authority to convey and assign the property conveyed and assigned to the Purchaser hereunder and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action. This Agreement has been duly authorized, executed and delivered by the Seller and shall constitute the legal, valid and binding obligation of the Seller except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles.

                                  (iii)  No Violation.  The consummation of the
         transactions contemplated by this Agreement, and the fulfillment of the terms hereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to the Seller and its subsidiaries considered as a whole), or result in the creation or imposition of any lien, charge or encumbrance (in each case material to the Seller and





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         its subsidiaries considered as a whole) upon any of the property or assets of the Seller pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument under which the Seller is a debtor or guarantor, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Seller.

                                  (iv)     No Proceedings.  No legal or
         governmental proceedings are pending to which the Seller is a party or of which any property of the Seller is the subject, and no such proceedings are threatened or contemplated by governmental authorities or threatened by others, other than such proceedings which will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of the Seller and its subsidiaries considered as a whole and will not materially and adversely affect the performance by the Seller of its obligations under, or the validity and enforceability of, this Agreement.

                          (b)     The Seller makes the following
representations and warranties as to the Receivables on which the Purchaser relies in accepting the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement, but shall survive the transfer, assignment and conveyance of the Receivables to the Purchaser and the subsequent assignment and transfer to the Trust pursuant to the Sale and Servicing Agreement and the pledge thereof to the Indenture Trustee pursuant to the Indenture:

                                  (i)      Characteristics of Receivables.
         Each Receivable (a) shall have been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, shall have been fully and properly executed by the parties thereto, shall have been purchased by the Seller from such Dealer under an existing dealer agreement with the Seller, shall have been validly assigned by such Dealer to the Seller, (b) shall have created or shall create a valid, subsisting, and enforceable





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         first priority security interest in favor of the Seller in the
         Financed Vehicle, which security interest shall be assignable by the Seller to the Purchaser, (c) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, (d) shall provide for level monthly payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate, (e) shall provide for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance, and (f) is a Precomputed Receivable or a Simple Interest Receivable.

                                  (ii)     Schedule of Receivables.  The
         information set forth in the Schedule of Receivables shall be true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures believed to be adverse to the Noteholders or the Certificateholders shall have been utilized in selecting the Receivables from those receivables which meet the criteria contained herein. The computer tape or other listing regarding the Receivables made available to the Purchaser and its assigns is true and correct in all respects.

                                  (iii) Compliance with Law.  Each Receivable
         and the sale of the Financed Vehicle shall have complied at the time it was originated or made and at the execution of this Agreement shall comply in all material respects with all requirements of applicable federal, State, and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.





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                                  (iv)     Binding Obligation.  Each Receivable
         shall represent the genuine, legal, valid, and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally.

                                  (v)      No Government Obligor.  None of the
         Receivables shall be due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State.

                                  (vi)     Security Interest in Financed
         Vehicle. Immediately prior to the transfer, assignment and conveyance thereof, each Receivable shall be secured by a validly perfected first security interest in the Financed Vehicle in favor of the Seller as secured party or all necessary and appropriate actions shall have been commenced that would result in the valid perfection of a first security interest in the Financed Vehicle in favor of the Seller as secured party.

                                  (vii)  Receivables in Force.  No Receivable
         shall have been satisfied, subordinated, or rescinded, nor shall any Financed Vehicle have been released from the lien granted by the related Receivable in whole or in part.

                                  (viii)  No Waiver.  No provision of a
         Receivable shall have been waived.

                                  (ix)     No Defenses.  No right of
         rescission, setoff, counterclaim, or defense shall have been asserted or threatened with respect to any Receivable.

                                  (x)      No Liens.  To the best of the
         Seller's knowledge, no liens or claims shall have been filed for work, labor, or materials relating to a Financed Vehicle that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.





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                                  (xi)     No Default.  Except for payment
         defaults continuing for a period of not more than thirty (30) days as of the Cutoff Date, no default, breach, violation, or event permitting acceleration under the terms of any Receivable shall have occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable shall have arisen; and the Seller shall not waive any of the foregoing.

                                  (xii)  Insurance.  The Seller, in accordance
         with its customary procedures, shall have determined that the Obligor has obtained or agreed to obtain physical damage insurance covering the Financed Vehicle.

                                  (xiii)  Title.  It is the intention of the
         Seller that the transfer and assignment herein contemplated constitute an absolute transfer of the Receivables from the Seller to the Purchaser and that the beneficial interest in and title to the Receivables not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been transferred, assigned, or pledged by the Seller to any Person other than the Purchaser. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens, encumbrances, security interests, and rights of others and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests, and rights of others; and the transfer has been perfected under the UCC.

                                  (xiv)  Valid Assignment.  No Receivable shall
         have been originated in, or shall be subject to the laws of, any jurisdiction under which the transfer, assignment and conveyance of such Receivable under this Agreement or pursuant to transfers of the Notes or the Certificates shall be unlawful, void, or voidable. The Seller has not entered into any agreement with any account debtor





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         that prohibits, restricts or conditions the assignment of any portion of the Receivables.

                                  (xv)     All Filings Made.  All filings
         (including, without limitation, UCC filings) necessary in any jurisdiction to give the Purchaser a first perfected ownership interest in the Receivables shall have been made.

                                  (xvi)  Chattel Paper.  Each Receivable
         constitutes "chattel paper" as defined in the UCC.

                                  (xvii)  One Original.  There shall be only
         one original executed copy of each Receivable.

                                  (xviii)  New and Used Vehicles.
         Approximately 70.0% of the aggregate Principal Balance of the Receivables, constituting 61.4% of the number of Receivables, as of the Cutoff Date, represent vehicles financed at new vehicle rates, and the remainder of the Receivables represent vehicles financed at used vehicle rates.

                                  (xix)  Amortization Type.  By aggregate
         Principal Balance as of the Cutoff Date, approximately 34.2% of the Receivables constitute Precomputed Receivables and 65.8% of the Receivables constitute Simple Interest Receivables.

                                  (xx)  Origination.  Each Receivable shall
         have an origination date on or after June 1, 1994.

                                  (xxi)  Maturity of Receivables.  Each
         Receivable shall have an original maturity of not greater than sixty
         (60) months.

                                  (xxii)   Minimum Annual Percentage Rate.
         Each Receivable shall have an Annual Percentage Rate equal to or greater than 7.75%.

                                  (xxiii)  Scheduled Payments.  Each Receivable
         shall have a first Scheduled Payment due, in the case of Precomputed Receivables, or a first scheduled due date, in the case of Simple Interest Receivables, on or prior to June 30, 1996 and no Re-





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         ceivable shall have a payment that is more than thirty (30) days overdue as of the Cutoff Date.

                                  (xxiv)  Location of Receivable Files.  The
         Receivable Files shall be kept at one or more of the locations listed in Schedule A hereto.

                                  (xxv)  No Extensions.  The number of
         Scheduled Payments, in the case of Precomputed Receivables, and the number of scheduled due dates, in the case of Simple Interest Receivables, shall not have been extended on any Receivable on or before the Cutoff Date.

                                  (xxvi)  Other Data.  The numerical data
         relating to the characteristics of the Receivables contained in the Prospectus are true and correct in all material respects.

                                  (xxvii)  Agreement.  The representations and
         warranties in this Agreement shall be true.

                                  (xxviii)  No Receivables Originated in
         Alabama or Pennsylvania. No Receivable shall have been originated in Alabama or Pennsylvania.





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                                   ARTICLE IV

                                   CONDITIONS

                 4.1 Conditions to Obligation of the Purchaser. The obligation of the Purchaser to acquire the Receivables is subject to the satisfaction of the following conditions:

                          (a)     Representations and Warranties True.  The
representations and warranties of the Seller hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

                          (b)     Computer Files Marked.  The Seller shall, at
its own expense, on or prior to the Closing Date, indicate in its computer files that the Receivables have been conveyed to the Purchaser pursuant to this Agreement and deliver to the Purchaser the Schedule of Receivables certified by an officer of the Seller to be true, correct and complete.

                          (c)     Documents to be Delivered by the Seller at
the Closing.

                                  (i)      The Assignment.  At the Closing, the
         Seller will execute and deliver the Assignment. The Assignment shall be substantially in the form of Exhibit A hereto.

                                  (ii)     Evidence of UCC Filing.  On or prior
         to the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, naming the Receivables and the other property conveyed hereunder as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the transfer, assignment and conveyance of such Receivables to the Purchaser. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on or prior to the Closing Date.





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                                  (iii)  Other Documents.  Such other documents
         as the Purchaser may reasonably request.

                          (d)     Other Transactions.  The transactions
contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement shall be consummated on the Closing Date.

                 4.2 Conditions to Obligation of the Seller. The obligation of the Seller to convey the Receivables to the Purchaser is subject to the satisfaction of the following conditions:

                          (a)     Representations and Warranties True.  The
representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

                          (b)     Receivables Purchase Price.  At the Closing
Date, the Purchaser will deliver to the Seller the Receivables Purchase Price, as provided in Section 2.1(b).





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                                   ARTICLE V

                            COVENANTS OF THE SELLER

                 The Seller covenants and agrees with the Purchaser as follows, provided, however, that to the extent that any provision of this ARTICLE V conflicts with any provision of the Sale and Servicing Agreement, the Sale and Servicing Agreement shall govern:

                 5.1      Protection of Right, Title and Interest.

                          (a)     The Seller shall execute and file such
financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Purchaser in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                          (b)     The Seller shall not change its name,
identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above seriously misleading within the meaning of
Section 9-402(7) of the UCC, unless it shall have given the Purchaser at least five (5) days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

                          (c)     The Seller shall give the Purchaser at least
sixty (60) days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Seller shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.





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                          (d)     The Seller shall maintain accounts and
records as to each Receivable accurately and in sufficient detail to permit the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each).

                          (e)     The Seller shall maintain its computer
systems so that, from and after the time of conveyance hereunder of the Receivables to the Purchaser, the Seller's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly the interest of the Purchaser in such Receivable and that such Receivable is owned by the Purchaser. Indication of the Purchaser's ownership of a Receivable shall be deleted from or modified on the Seller's computer systems when, and only when, the Receivable shall have been paid in full or repurchased.

                          (f)     If at any time the Seller shall propose to
sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been conveyed to and is owned by the Purchaser.

                          (g)     The Seller shall permit the Purchaser and its
agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Seller's records regarding any Receivable.

                          (h)     Upon request, the Seller shall furnish to the
Purchaser, within twenty (20) Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by the Purchaser, together with a reconciliation of such list to the Schedule of Receivables.

                 5.2 Other Liens or Interests. Except for the conveyances hereunder and pursuant to the other Basic Documents, the Seller will not sell, pledge, assign or transfer any Receivable to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any





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interest therein, and the Seller shall defend the right, title, and interest of the Purchaser in, to and under such Receivables against all claims of third parties claiming through or under the Seller; provided, however, that the Seller's obligations under this Section 5.2 shall terminate upon the termination of the Trust pursuant to the Trust Agreement.

                 5.3 Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Purchaser's right, title and interest in and to the Receivables.

                 5.4      Indemnification.

                          (a)     The Seller shall defend, indemnify, and hold
harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of the Seller's representations and warranties contained herein.

                          (b)     The Seller shall defend, indemnify, and hold
harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Seller or any Affiliate thereof of a Financed Vehicle.

                          (c)     The Seller shall defend, indemnify, and hold
harmless the Purchaser from and against any and all taxes that may at any time be asserted against the Purchaser with respect to the transactions contemplated herein, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

                          (d)     The Seller shall defend, indemnify, and hold
harmless the Purchaser from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Purchaser through, the negligence, willful misfeasance, or bad faith of the Seller in the performance of its duties under this Agreement or by reason of reckless disregard of the Seller's obligations and duties under this Agreement.

                          (e)     The Seller shall defend, indemnify, and hold
harmless the Purchaser from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the Seller's trusts and duties as Servicer under the Sale and Servicing Agreement, except to the extent that such cost, expense, loss, claim, damage, or liability shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Purchaser.

                 These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

                 5.5      Treatment.  Seller agrees to treat this conveyance as
(i) an absolute transfer for tax purposes and (ii) an sale for all other purposes (including without limitation financial accounting purposes), in each case on all relevant books, records, tax returns, financial statements and other applicable documents.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

                 6.1 Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

                 6.2 Repurchase Events. The Seller hereby covenants and agrees with the Purchaser for the benefit of the Purchaser, the Trust, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders, that the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.2(b) hereof shall constitute events obligating the Seller to repurchase Receivables hereunder ("Repurchase Events"), at the Purchase Amount from the Purchaser or from the Trust. The repurchase obligation of the Seller shall constitute the sole remedy to the Purchaser, the Trust, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders against the Seller with respect to any Repurchase Event.

                 6.3 Seller's Assignment of Purchased Receivables. With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Purchaser shall assign, without recourse, representation or warranty, to the Seller all the Purchaser's right, title and interest in and to such Receivables, and all security and documents relating thereto.

                 6.4      Trust.  The Seller acknowledges that:

                 (a) The Purchaser will, pursuant to the Sale and Servicing Agreement, convey the Receivables to the Trust and assign its rights under this Agreement to the Owner Trustee for the benefit of the Noteholders and the Certificateholders, and that the representations and warranties contained in this Agreement and the rights of the Purchaser under Sections 6.2 and 6.3 hereof are intended to benefit the Trust, the Owner Trustee, the Noteholders and the Certificateholders. The Seller hereby consents to such conveyance and assignment.

                 (b) The Trust will, pursuant to the Indenture, pledge the Receivables and its rights under this Agree-ment to the Indenture Trustee for the benefit of the Noteholders, and that the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including under Sections 6.2 and 6.3 are intended to benefit the Indenture Trustee and the Noteholders. The Seller hereby consents to such pledge.

                 6.5 Amendment. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Seller and the Purchaser; provided, however, that any such amendment that materially adversely affects the rights of the Noteholders or the Certificateholders under the Indenture, Sale and Servicing Agreement or Trust Agreement shall be consented to by the Noteholders of Notes evidencing not less than a majority of the Notes Outstanding and the Certificateholders of Certificates evidencing not less than a majority of the Certificate Balance.

                 6.6      Accountants' Letters.

                          (a)  Coopers & Lybrand L.L.P. will review the
characteristics of the Receivables described in the Schedule of Receivables and will compare those characteristics to the information with respect to the Receivables contained in the Prospectus.

                          (b)  Seller will cooperate with the Purchaser and
Coopers & Lybrand L.L.P. in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in Section 6.6(a) above and to deliver the letters required of them under the Note Underwriting Agreement and the Certificate Underwriting Agreement.

                          (c)     Coopers & Lybrand L.L.P. will deliver to the
Purchaser a letter, dated the Closing Date, in the form previously agreed to by the Seller and the Purchaser, with respect to the financial and statistical information contained in the Prospectus under the caption "Delinquencies, Repossessions and Net Losses" and with respect to such other information as may be agreed in the form of letter.

                 6.7 Waivers. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement or the Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

                 6.8 Notices. All communications and notices pursuant hereto to either party shall be in writing or by telegraph or telex and addressed or delivered to it at its address (or in case of telex, at its telex number at such address) shown in the opening portion of this Agreement or at such other address as may be designated by it by notice to the other party and, if mailed or sent by telegraph or telex, shall be deemed given when mailed, communicated to the telegraph office or transmitted by telex.

                 6.9 Costs and Expenses. The Seller will pay all expenses incident to the performance of its obligations under this Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder.

                 6.10 Representations to the Seller. The respective agreements, representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section 2.2 hereof.

                 6.11 Confidential Information. The Purchaser agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the Receivables, under any Sale and Servicing Agreement or as required by law.

                 6.12 Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

          6.13 GOVERNING LAW. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          6.14 Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                 6.13 GOVERNING LAW. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                 6.14 Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereby have caused this Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.


                                           FORD MOTOR CREDIT COMPANY


                                           By:   \s\ R.P. Conrad
                                               -------------------------
                                                   Name:
                                                   Title:


                                           FORD CREDIT AUTO RECEIVABLES
                                             TWO L.P.

                                           By: FORD CREDIT AUTO RECEIVABLES
                                                 TWO, INC.,
                                                      as General Partner


                                                   By:   \s\ Katherine Kjolhede
                                                       -------------------------
                                                            Name:
                                                            Title:

                                                                       Exhibit A


                                   ASSIGNMENT


                 For value received, in accordance with the Purchase Agreement dated as of June 1, 1996 (the "Purchase Agreement"), between the undersigned and FORD CREDIT AUTO RECEIVABLES TWO L.P. (the "Purchaser"), the undersigned does hereby assign, transfer and otherwise convey unto the Purchaser, without recourse, all right, title and interest of the undersigned, whether now owned or hereafter acquired, in and to the following: (i) the Receivables; (ii) with respect to Precomputed Receivables, monies due thereunder on or after the Cutoff Date (including Payaheads) and, with respect to Simple Interest Receivables, monies due or received thereunder on or after the Cutoff Date (including in each case any monies received prior to the Cutoff Date that are due on or after the Cutoff Date and were not used to reduce the principal balance of the Receivable); (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles; (iv) rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) Dealer Recourse; (vi) all of the Seller's rights to the Receivable Files; (vii) payments and proceeds with respect to the Receivables held by the Seller; (viii) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Seller); (ix) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; and (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing. The foregoing conveyance does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the Receivables, Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

                 This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement and is to be governed by the Purchase Agreement.

                 Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

                 IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of June 1, 1996.


                                           FORD MOTOR CREDIT COMPANY



                                           By:
                                              --------------------------
                                                   Name:
                                                   Title:

                                   Exhibit B

                            Schedule of Receivables




                             DELIVERED TO PURCHASER

                                   AT CLOSING

                                   Schedule A

                          Location of Receivable Files


Akron
175 Montrose West Avenue
Suite 300 Crown Pointe
Copley, OH  44321

Albany
5 Pine West Plaza
Albany, NY  12205

Albuquerque
6100 Uptown Blvd., NE
Suite 300
Albuquerque, NM  87110

Amarillo
1616 S. Kentucky
Suite 130  Bldg. D
Amarillo, TX  79102

Anchorage
3201 C Street
Suite 203
Anchorage, AK  99503

Appleton
54 Park Place
Appleton, WI  54915-8861

Athens
3708 Atlanta Highway
Athens, GA  30604

Atlanta-North
North Park Town Center
1000 Abernathy Rd. N.E.
Bldg. 400, Suite 180
Atlanta, GA  30328

Atlanta-South
1691 Phoenix Blvd.
Suite 300
Atlanta, GA  30349

Austin
1701 Directors Blvd.
Suite 320
Austin, TX  78744

Baltimore-East
Campbell Corporate Center One
4940 Campell Blvd., Suite 140
Whitemarsh Business Community
Baltimore, MD  21236

Baltimore-West
1829 Reistertown Road
Baltimore, MD  21208

Beaumont
2615 Calder
Suite 715
Beaumont, TX  77704

Billings
1643 Lewis Avenue
Suite 201
Billings, MT  59102

Birmingham
3535 Grandview Parkway
Suite 340
Birmingham, AL  35243

Boston-North
One Tech Drive, 3rd Floor
Andover, MA  01810-2497

Boston-South
Southboro Place, 2nd Floor
352 Turnpike Road
Southboro, MA  01772

Bristol
Landmark Center - Suite A
113 Landmark Lane
Bristol, TN  37620

Buffalo
95 John Muir Drive
Suite 102
Amherst, NY  14228

Cape Girardeau
1401-C N. Mt. Auburn Rd.
Cape Girardeau, MO  63701

Charleston
4975 LaCross Road
Suite 150, Rivergate Center
North Charleston, SC  29418

Charlotte
6302 Fairview Road
Suite 500
Charlotte, NC  28210

Chattanooga
6025 Lee Highway
Suite 443
Chattanooga, TN  37421

Cheyenne
6234 Yellowstone
Cheyenne, WY  82009

Chicago-East
One River Place, Suite A
Lansing, IL  60438

Chicago-North
9700 Higgins Road
Suite 720
Rosemont, IL  60018

Chicago-South
The Office of Waterfall Glen I
Suite 310
900 South Frontage Road
Woodridge, IL  60517

Chicago-West
2500 W. Higgins Rd.
Suite 280
Hoffman Estates, IL  60195

Cleveland
5700 Lombardo Centre
Suite 101
Seven Hills, OH  44131-2581

Colorado Springs
5575 Tech Center Dr.
Suite 220
Colorado Springs, CO  80919

Columbia
250 Berryhill Road
Suite 201
Columbia, SC  29210

Columbus
655 Metro Place South
Suite 470, Metro V
Dublin, OH  43017

Corpus Christi
5350 South Staples
Suite 225
Corpus Christi, TX  78411

Dallas
801 E. Campbell Road
Suite 600, Campbell Forum
Richardson, TX  75801

Davenport
2535 Tech Drive
Suite 300, Commerce Exch. Bldg.
Bettendorf, IA  52722

Decatur
401 Lee Street
Suite 500
Decatur, AL  35602

Denver
6300 S. Syracuse Way
Suite 195
Englewood, CO  80111

Des Moines
4200 Corporate Drive
Suite 107
West Des Moines, IA  50266

Detroit-North
580 Kirts Boulevard
Suite 300
Troy, MI  48084

Detroit-West
One Park Lane Blvd.
Suite 405E
Dearborn, MI  48126

Dothan
3160 West Main Street
Suite 1
Dothan, AL  36301

El Paso
1200 Golden Key Circle
Suite 104
El Paso, TX  79925

Eugene
1600 Valley River Drive
Suite 190
Eugene, OR  97401

Falls Church
1420 Springhill Road
Suite 550
McLean, VA  22102

Fargo
3100 13th Ave. South
Suite 304
Fargo, ND  58103

Fayetteville
4317 Ramsey Street
Suite 300
Fayetteville, NC  28311

Findlay
3500 North Main Street
Findlay, OH  45840-1447

Ford Credit
The American Road
Dearborn, MI 48121

Fort Worth
2350 W. Airport Frwy.
Suite 400, Center Park Tower
Bedford, TX  76022

Grand Junction
744 Horizon Ct.
Suite 330
Grand Junction, CO  81506

Grand Rapids
2851 Charlevoix Drive SE
Suite 300
Grand Rapids, MI  49546

Greensboro
1500 Pinecroft Rd.
Suite 220
Greensboro, NC  27407

Harlingen
1916 East Harrison
Harlingen, TX  78550

Harrisburg
4900 Ritter Road
Mechanicsburg, PA  17055

Henderson
618 North Green Street
Henderson, KY  42420

Honolulu
1585 Kapiolani Blvd.
Suite 922, Ala Moano Pacific Center
Honolulu, HI  96814

Houston-North
363 N. Sam Houston Pkwy. E.
Suite 700
Houston, TX  77060

Houston-West
820 Gessner
Suite 700
Houston, TX  77024

Huntington
3425 U.S. Route 60 East
Barboursville, WV  25504

Indianapolis
5875 Castle Creek Pkwy. North Drive
Suite 240
Indianapolis, IN  46250-4308

Jackson
Highland Village Center
4500 I-55 North
Suite 292
Jackson, MS  39211

Jacksonville
9485 Regency Square Boulevard
Jacksonville, FL  32225

Jefferson City
210 Prodo Drive
Jefferson City, MO  65109

Kansas City
8717 West 110th Street
Bldg. #14, Suite 550
Overland Park, KS  66210

Knoxville
5500 Lonas Drive
Suite 260
Knoxville, TN  37909

Lafayette
Saloom Office Park
Suite 350
100 Asma Boulevard
Lafayette, LA  70508

Lansing
2140 University Park Drive
Okemos, MI  48864

Las Vegas
3900 Paradise Road
Suite 239
Las Vegas, NV  89109

Little Rock
1701 Centerview Dr.
Suite 301
Little Rock, AR  72211

Long Island
972 Brush Hollow Road
5th Floor
Westbury, NY  11590-1740

Louisville
502 Executive Park
Louisville, KY  40207

Lubbock
Suite 200
4010 82nd Street
Lubbock, TX  79424

Macon
5400 Riverside Drive
Suite 201
Macon, GA  31210

Manchester
4 Bedford Farms
Bedford, NH  03110

Marshall
1408 North Michigan
Marshall, IL  62441

Memphis
6555 Quince Road
Suite 300
Memphis, TN  38119

Miami
6303 Blue Lagoon Drive
Suite 200
Miami, FL  33126

Milwaukee
10850 W. Park Place
Suite 110
Milwaukee, WI  53224

Minneapolis
11095 Viking Drive
Suite 308, One Southwest Crossing
Eden Prairie, MN  55344-7290

Mobile
1201 Montlimar Dr.
Suite 700
Mobile, AL  36609

Nashville
565 Marriott Drive
Suite 190, Highland Ridge
Nashville, TN  37210

New Haven
116 Washington Ave.
Floor #4
North Haven, CT  06473

New Jersey-Central
101 Interchange Plaza
Cranbury, NJ  08512

New Jersey-North
103 Eisenhower Parkway
4th Floor
Roseland, NJ  07068

New Jersey-South
10000 MidAtlantic Dr.
Suite 401 West
Mt. Laurel, NJ  08054

New Orleans
3838 N. Causeway Blvd.
Suite 3200
Metairie, LA  70002

Norfolk
Greenbrier Pointe
1401 Greenbrier Pkwy.
Suite 350
Chesapeake, VA  23320

Odessa
Ashford Park Office Center
Suite 201A
2626 John Ben Sheppard Parkway
Odessa, TX  79762

Oklahoma City
4101 Perimeter Ctr Dr.
Suite 300, Perimeter Center
Oklahoma City, OK  73112

Omaha
10040 Regency Circle
Suite 100
Omaha, NE  68114-3786

Orange
765 The City Drive
Suite 200
Orange, CA  92668

Orlando
2600 Lake Lucien Drive
Suite 306, The Forum Bldg.
Maitland, FL  32751

Pasadena
800 East Colorado Blvd.
Suite 400
Pasadena, CA  91109

Pensacola
25 W. Cedar Street
Suite 316
Pensacola, Fl  32501

Philadelphia
Bay Colony Executive Park
575 E. Swedesford
Suite 100
Wayne, PA  19087

Phoenix
4742 North 24th Street
Suite 215
Phoenix, AZ  85016

Pittsburgh
Foster Plaza 9
750 Holiday Drive
4th Floor, Suite 420
Pittsburgh, PA  15220

Portland
2401 Congress Street
Portland, ME  04102

Portland
10220 S.W. Greenburg Rd.
Suite 415
Portland, OR  97223

Raleigh
3651 Trust Drive
Raleigh, NC  27604

Richmond
300 Arboretum Place
Suite 320
Richmond, VA  23236

Roanoke
5238 Valley Pointe Pkwy.
Roanoke, VA  24019

Sacramento
2720 Gateway Oaks Dr.
Suite 200
Sacramento, CA  95833

Saginaw
4901 Towne Centre Rd.
Suite 200
Saginaw, MI  48605

St. Louis
4227 Earth City Expressway
Suite 100
Earth City, MO  63045

Salt Lake City
310 E. 4500 South
Suite 340
Murray, UT  84107

San Antonio
1600 N.E. Loop 410
Suite 200
San Antonio, TX  78209

San Bernadino
1615 Orange Tree Lane
Suite 215
Redlands, CA  92374

San Diego
3111 Camino Del Rio N.
Suite 1333
San Diego, CA  92108

San Francisco
4301 Hacienda Dr.
Suite 400
Pleasanton, CA  94588

San Jose
1900 McCarthy Blvd.
Suite 400
Milpitas, CA  95035

Savannah
6600 Abercorn Street
Suite 206
Savannah, GA  31405

Seattle
13555 S.E. 36th Street
Suite 350
Bellevue, WA  98006

Shreveport
South Pointe Centre, Suite 200
3007 Knight Street
Shreveport, LA  71105

South Bay
301 E. Ocean Boulevard
Suite 1900
Long Beach, CA  90802

South Bend
4215 Edison Lakes Parkway
Suite 140
Mishawaka, IN  46545

Spokane
901 North Monroe
Suite 350
Spokane, WA  99210-2148

Springfield
3275 E. Ridgeview
Springfield, MO  65804

Syracuse
5788 Widewaters Pkwy.
DeWitt, NY  13214

Tampa
Lincoln Pointe, Suite 800
2502 Rocky Point Drive
Tampa, FL  33607

Tulsa
9820 East 41st St.
Suite 300
Tulsa, OK  74145

Tupelo
One Mississippi Plaza
Tupelo, MS  38801

Tyler
821 East SE Loop 323
Suite 300
Tyler, TX  75701

Ventura
260 Maple court
Suite 210
Ventura, CA  93003

Washington, D.C.
2440 Research Blvd.
Suite 150
Rockville, MD  20850

Waterloo
211 E. San Marnan Dr.
Waterloo, IA  50702

Westchester
660 White Plains Road
Tarrytown, NY  10591-0010

Western Carolina
215 Thompson Street
Hendersonville, NC  28739

Wichita
7570 West 21st Street
Wichita, KS  67212